December 19, 2002

                DREYFUS STOCK INDEX FUND, INC.

      Supplement to Statement of Additional Information
                      dated May 1, 2002



      At a special meeting of shareholders held on December 18, 2002, shareholders approved certain changes to the Fund's investment restrictions to permit the Fund to invest in securities of other investment companies and lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information.

Certain Portfolio Securities

      Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

Investment Techniques

      Lending Portfolio Securities. The Fund may lend securities from its portfolio in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

Investment Restrictions

      Investment Restriction Nos. 2 and 6 now read as follows:

           The Fund may not:

           2.   Purchase securities of other investment
           companies, except to the extent permitted under the 1940 Act.

           6.   Lend any securities or make loans to
           others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange
           Commission.  For purposes of this Investment
           Restriction, the purchase of debt obligations
           (including acquisitions of loans, loan
           participations or other forms of debt
           instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      Investment Restriction No. 2 is now a non-fundamental policy which may be changed by the Fund's Board members at any time without shareholder approval. The Fund and Dreyfus have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of limitations imposed by the 1940 Act.

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